Exhibit 99.3

                                                               EXECUTION VERSION

                                ESCROW AGREEMENT

      This ESCROW  AGREEMENT  (this  "Escrow  Agreement")  is entered into as of
__________, 2007, by and among GoAmerica, Inc., a Delaware corporation ("Acquirer"), Bill M. McDonagh, as the agent of the stockholders of HOVRS (the "Stockholders' Agent"), and American Stock Transfer & Trust Company, as the escrow agent (the "Escrow Agent").

                                    RECITALS

      A. Reference is made to that certain Agreement and Plan of Merger dated as of September 12, 2007 (the "Merger Agreement") by and among Acquirer, HOVRS Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Acquirer ("HOVRS Merger Sub"), Hands On Video Relay Services, Inc., a Delaware corporation ("HOVRS"), and the Stockholders' Agent, pursuant to which, and subject to the terms and conditions whereof, (i) HOVRS Merger Sub will merge with and into HOVRS and the separate corporate existence of HOVRS Merger Sub will cease, (ii) each share of HOVRS Common Stock will be converted into the right to receive Common Merger Consideration, and (iii) each share of HOVRS Preferred Stock will be converted into the right to receive Preferred Merger Consideration (such transaction is referred to herein as the "Merger"). Capitalized terms used herein without being defined have the same meanings that they are given in the Merger Agreement;

      B.  The  Merger   Agreement   provides   that  a  portion  of  the  Merger
Consideration equal to Five Million Dollars ($5,000,000) in cash (the "Escrow Cash") will be placed in escrow to secure the indemnification obligations of the former HOVRS Stockholders to Acquirer;

      C. The Stockholders' Agent has been appointed to represent the former HOVRS Stockholders pursuant to Section 9.8 of the Merger Agreement; and

      D. The parties desire to confirm the terms and conditions pursuant to which the Escrow Cash will be deposited and held in and disbursed from escrow.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and intending to be legally bound, the parties hereto agree as follows:

      1. Appointment of Agents.

            (a) Pursuant to Section 9.8 of the Merger Agreement, Bill M. McDonagh has been appointed to act as the Stockholders' Agent hereunder, and Bill M. McDonagh hereby accepts such appointment for the purpose of representing the interests of the Stockholders of HOVRS, all in accordance with the terms and conditions set forth herein.

            (b) The parties hereto hereby appoint American Stock Transfer & Trust Company to act as Escrow Agent hereunder, and American Stock Transfer & Trust Company hereby accepts such appointment for the purpose of receiving and disbursing the Escrow Cash, plus all plus all interest earned thereon (the "Escrow Fund"), to be held in escrow pursuant to this

Escrow Agreement, all in accordance with the terms and conditions set forth herein.

      2. Escrow Fund; Investment.

            (a) As of the Closing, pursuant to and in accordance with Sections 2.8(g) and 9.1 of the Merger Agreement, Acquirer shall cause to be delivered to the Escrow Agent cash in the aggregate amount of Five Million Dollars ($5,000,000) as the Escrow Cash. The Escrow Agent shall make distributions from the Escrow Fund in accordance with the terms of this Escrow Agreement.

            (b) Pending disbursement of the Escrow Funds, the Escrow Agent shall invest the Escrow Funds in one or more money market accounts or other interest bearing investment account, as directed by the Stockholders' Agent. Neither the Escrow Agent, the Acquirer nor the Stockholders' Agent will be liable for any loss of principal or income resulting from any deposit made pursuant to this
Section 2(b).

      3. Indemnification; Incorporation of Section 9 of Merger Agreement. Each of the provisions of Section 9 of the Merger Agreement, which describes the indemnification obligations of the various parties, is incorporated herein by reference as if expressly stated herein. In the event of any inconsistency between the provisions of this Escrow Agreement and the provisions of Section 9 of the Merger Agreement, the provisions of Section 9 of the Merger Agreement shall govern; provided, however, that the provisions of Section 6 hereof shall not be superseded by any provision in the Merger Agreement.

      4. Procedure for Acquirer to Make Claims on the Escrow Fund.

            (a) If, prior to the Termination Date, Acquirer delivers to the Escrow Agent and the Stockholders' Agent an Officer's Certificate in accordance with Section 9 of the Merger Agreement, for a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery of any property in the Escrow Fund unless the Escrow Agent shall have received written authorization from the Stockholders' Agent to make such delivery.

            (b) The Stockholders' Agent may object to the claim made in the Officer's Certificate by delivery of a written statement of objection (an "Objection Notice") to Acquirer and the Escrow Agent prior to the expiration of such 30-day period. If the Escrow Agent has not received an Objection Notice during such 30-day period, the Escrow Agent shall, promptly after the expiration of such 30-day period, deliver cash in the amount of Damages claimed in the Officer's Certificate from the Escrow Fund to Acquirer in order to compensate Acquirer for such Damages, in accordance with Section 9.4 of the Merger Agreement.

            (c) If the Stockholders' Agent objects to the claims set forth in the Officer's Certificate by delivery of an Objection Notice as set forth in
Section 4(b) above, Acquirer shall have thirty (30) days from the Stockholders' Agent's delivery of such Objection Notice to respond in a written statement to the Stockholders' Agent objections. If after such 30-day period there remains a dispute as to any claims contained in the Officer's Certificate, the Stockholders' Agent and Acquirer shall attempt in good faith for sixty (60) days from the Stockholders'

Agent's delivery of the Objection Notice to agree upon the rights of the respective parties with respect to each of such claims. If the Stockholders' Agent and Acquirer should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute property from the Escrow Fund in accordance with the terms of such memorandum. If no agreement can be reached after good faith negotiation between Acquirer and the Stockholders' Agent, either Acquirer or the Stockholders' Agent may, by written notice to the other, demand arbitration of the matter in accordance with the provisions of Section 9.7 of the Merger Agreement.

            (d) The maximum amount payable by the Escrow Agent to Acquirer pursuant to this Section 4 shall be Five Million Dollars ($5,000,000).

      5. Termination.

            (a) Subject to the following requirements, the Escrow Fund shall be in existence as of the Effective Time and shall terminate at 5:00 p.m., Pacific Daylight Time on the Termination Date (the "Escrow Period"), and the Escrow Agent shall release and distribute the Escrow Fund within three (3) Business Days after the expiration of the Escrow Period to the HOVRS Stockholders on a pro rata basis in accordance with the percentages set forth on Schedule I to the Escrow Agreement; provided, however, that (i) 100% of the amount of any unsatisfied claims for Damages (other than in connection with the FCC Subpoena) specified in any Officer's Certificate delivered in good faith to the Escrow Agent prior to the expiration of the Escrow Period with respect to claims existing prior to the expiration of the Escrow Period (the "Unresolved Claim Amount"), shall not be released until such claims are resolved in accordance with Section 9.5 hereof, and (ii) subject to Section 5(b), the Reserved Escrow Amount shall be retained in the Escrow Fund and shall not be released if the FCC Investigation is not Terminated or if actual Damages have been incurred in connection with the FCC Investigation but have not been resolved in accordance with Section 9.5 hereof.

            (b) The FCC Investigation shall be terminated or deemed terminated, if (i) the FCC has issued a notice of termination of the FCC Investigation, (ii) the FCC has not issued a notice of apparent liability or similar order seeking forfeiture in connection with the FCC Investigation, or (iii) HOVRS has not entered into a tolling agreement to extend the statute of limitations in connection with the FCC Investigation ( these conditions being individually or collectively referred to as "Terminated"). At the end of the Escrow Period, if the FCC Investigation is Terminated, the Escrow Agent shall release and distribute the Escrow Fund to the HOVRS Stockholders in accordance with Schedule I of the Escrow Agreement. At the end of the Escrow Period, if the FCC Investigation has not been Terminated, a portion of the Escrow Fund equal to the lesser of Two Million Dollars ($2,000,000) or if determinable the amount of potential Damages reasonably specified by Acquirer in consultation with the Stockholders' Agent and agreed upon by the Stockholders' Agent as the potential Damages in connection with the FCC Investigation (the "Reserved Escrow Amount") shall remain in existence until and terminate on the earlier of (i) twenty-four
(24) months after the Closing Date, (ii) the date on which the FCC has issued a notice of termination of the FCC Investigation, or (iii) the date on which all actual Damages incurred in connection with the FCC Investigation and resolved in accordance with Section 9.5 have been paid in full (the "Reserved Escrow Period"); provided, however, that in the event that prior to the end of the Reserved Escrow Period the FCC has issued a notice of apparent liability or similar order specifying alleged Damages, the amount of such specified Damages shall remain in the Escrow Fund until a final order resolving such matter has been issued and Acquirer has determined to pay any amount due. At the expiration of the Reserved Escrow Period (or any other period during which funds remain in the Escrow Fund pursuant to this Section 9.3(b)), the Escrow Agent shall promptly (and in any event no later than three (3) Business Days following the date of expiration) release all property remaining in the Escrow Fund to the HOVRS Stockholders in accordance with Schedule I of the Escrow Agreement.

      6. Exculpation and Indemnification of the Escrow Agent. It is understood and agreed that the Escrow Agent shall:

            (a) be under no duty to accept information from any person other than Acquirer or the Stockholders' Agent, and then only to the extent and in the manner provided in this Escrow Agreement;

            (b) be protected in acting upon any written notice, opinion, request, certificate, consent or other document believed by it to be genuine and to be signed by the proper party or parties;

            (c) be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any one of its authorized officers if such notice is delivered in accordance with Section 8 of this Escrow Agreement;

            (d) be indemnified and held harmless, jointly and severally by the parties hereto against any claim made against it by reason of its acting or failing to act in connection with any of the transactions contemplated hereby and against any loss, liability or expense, including the cost of defending itself against any claim of liability it may sustain in carrying out the terms of this Escrow Agreement, except such claims which are occasioned by its bad faith, gross negligence, willful misconduct or fraud, it being understood that the Escrow Agent and each director, officer, employee, agent or affiliate of the Escrow Agent shall be so indemnified;

            (e) have no duty to inquire into the terms and conditions of any agreements to which the Escrow Agent is not a party, its duties under this Escrow Agreement being understood to be purely ministerial in nature;

            (f) be permitted to consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the written advice of such counsel; provided, however, that nothing contained in this Section 6(f), nor any action taken by the Escrow Agent, or of any counsel, shall relieve the Escrow Agent from liability for all claims that are occasioned by its bad faith, gross negligence, willful misconduct or fraud, all as provided in Section 6(d) above;

            (g) not be bound by any modification, amendment, termination, cancellation, rescission or superseding of this Escrow Agreement, unless the same shall be in writing and signed by all of the parties hereto;

            (h) be entitled to refrain from taking any action other than to keep all property held by it in escrow until it shall be directed otherwise in writing in accordance with this Escrow Agreement, or by a final judgment of a court of competent jurisdiction;

            (i) have no liability for any act or omission done pursuant to the instructions contained or expressly provided for herein;

            (j) have the right, at any time, to resign hereunder by giving written notice of its resignation to Acquirer and the Stockholders' Agent, in accordance with Section 8 of this Escrow Agreement, at least thirty (30) days prior to the date specified for such resignation to take effect, in which case, upon the effective date of such resignation:

                        (i) property in the Escrow Fund shall be delivered to such person as may be designated in writing by Acquirer and the Stockholders' Agent; or

                        (ii) if no such person has been designated by such date, the Escrow Agent's sole responsibility thereafter shall be to keep all property then held by it in the Escrow Fund and to deliver the same to a person designated in writing by Acquirer and the Stockholders' Agent or, if no such person shall have been so designated, in accordance with the directions of a final order or judgment of a court of competent jurisdiction, and the provisions of Section 6(f), 6(j) and 6(k) of this Escrow Agreement shall remain in effect; and

            (k) be reimbursed upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Escrow Agreement (which expenses, disbursements and advances shall be shared equally between Acquirer on the one hand and the former HOVRS Stockholders on the other hand, with the amount due from such stockholders to be paid out of the Escrow Fund), except any expenses, disbursements or advances as may be attributable to its bad faith, gross negligence, willful misconduct or fraud.

      7. Tax. For income tax purposes, all earnings on investment of the Escrow Cash shall be reported by Acquirer. The parties hereto acknowledge and agree that upon the release of the Escrow Fund in accordance with this Escrow Agreement, a portion of the payment will be treated as a payment of interest to the HOVRS Stockholders, and the Acquirer will be permitted a corresponding interest deduction, determined by treating the entire payment under the rules set forth in Section 1.1275-4(c)(4) of the Treasury Regulations. The Escrow Agent shall make a distribution within (30) thirty days following the end of each calendar year of all interest and other amounts earned with respect to the Escrow Cash to the HOVRS Stockholders in accordance with their pro rata portion of the Escrow Cash, as set forth on Schedule I attached to the Escrow Agreement.

      8. Notices. All notices, requests, demands and other communications under this

Agreement shall be in writing and shall be deemed to have been duly given (a) on the day of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent via telecopy transmission to the facsimile number given below, (c) on the day after the day of delivery to an overnight courier service, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

                        (a)   If to the Escrow Agent:

                              American Stock Transfer & Trust Company
                              6201 15th Avenue
                              Brooklyn, NY  11219
                              Attention: _________________________________
                              Fax:       _________________________________
                              Tel:       _________________________________

                        (b)   If to Acquirer:

                              GoAmerica, Inc.
                              433 Hackensack Avenue
                              Hackensack, NJ  07601
                              Attention:  Daniel R. Luis
                              Fax: (201) 996-1772
                              Tel: (201) 996-1717

                        with a copy to:

                              Chadbourne & Parke LLP
                              1200 New Hampshire Avenue, N.W.
                              Washington, DC  20036
                              Attention:  Dana Frix
                              Fax: (973) 974-679
                              Tel: (202) 974-5691

                        (c)   if to the Stockholders' Agent:

                              23 Park Ridge Road
                              San Rafael, CA 94903
                              Attention:  William M. McDonagh
                              Fax: (415) 391-7262
                              Tel: (415) 273-4287

                        with a copy to:

                              Orrick, Herrington & Sutcliffe LLP
                              405 Howard Street
                              San Francisco, CA 94105
                              Attention:  Richard Smith
                              Fax: (415) 773-5759
                              Tel: (415) 773-5830

      9. Section Headings. The headings of the sections of this Escrow Agreement
are  for   reference   purposes  only  and  shall  not  affect  the  meaning  or
interpretation of this Escrow Agreement.

      10. Successors and Assigns. This Escrow Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

      11. Governing Law. This Escrow Agreement shall be construed, performed, governed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of law principles.

      12. Resolution of Conflicts. Any dispute arising under or in connection with this Agreement shall be resolved in accordance with the conflict resolution procedure set forth in Section 9.7 of the Merger Agreement.

      13. Severability. In the event that any provision of this Escrow Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Escrow Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Escrow Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

      14. Amendment; Waiver. Any amendment or waiver of any of the terms or conditions of this Escrow Agreement must be in writing and must be duly executed by or on behalf of the party to be charged with such waiver. The failure of a party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion shall not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to the terms and conditions of this Escrow Agreement at a later date. Further, no waiver of any of the terms and conditions of this Escrow Agreement shall be deemed to or shall constitute a waiver of any other term of condition hereof (whether or not similar).

      15. Attorneys' Fees. If any court proceeding is brought in connection with this Escrow Agreement, or any document, agreement, instrument or certificate delivered under or pursuant to this Escrow Agreement, the prevailing party in such proceeding (whether at trial or on appeal) shall be entitled to recover from the other party all costs, expenses and reasonable attorneys' fees incidental to any such proceeding. The term "prevailing party" as used herein shall mean the party in whose favor a final judgment or award is entered in any such judicial proceeding; provided, however, that if such proceeding is resolved prior to a final judgment or award on the merits, the party in whose favor the proceeding is settled may by motion may apply to the court for an award of the aforementioned costs, fees and expenses, and may take judgment therefor.

      16. Counterparts. This Escrow Agreement, any amendment hereto and any notices hereunder may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

                                       GOAMERICA, INC.

                                       By: _____________________________________
                                           Daniel R. Luis
                                           President and Chief Executive Officer

                                       STOCKHOLDERS' AGENT

                                       _________________________________________
                                       Bill M. McDonagh, as Stockholders' Agent

                                       AMERICAN STOCK TRANSFER & TRUST
                                       COMPANY, as ESCROW AGENT

                                       By: _____________________________________

                                   Schedule I

            [To be updated immediately prior to closing to include all HOVRS Stockholders (including option holders who exercise prior to closing)]

-------------------------------------------------------------------------------
                                             Percentage          Amount of
Name and Address of HOVRS Stockholder         Interest          Escrow Cash
-------------------------------------------------------------------------------

[Name]
[Address]

-------------------------------------------------------------------------------
[Name]
[Address]

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[Name]
[Address]

-------------------------------------------------------------------------------

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TOTAL                                          100.00%          $5,000,000
-------------------------------------------------------------------------------